UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2021

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street	Suite 900
Tulsa	Oklahoma	74119
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On June 29, 2021 (the “Effective Date”), Laredo Petroleum, Inc. (“Laredo” or the “Company”) committed to a company-wide reorganization effort (the “Plan”) that includes a workforce reduction of 14 individuals, or approximately 5% of the workforce. The reduction in workforce was communicated to employees on the Effective Date and implemented immediately, subject to certain administrative procedures. The Company put the Plan in place in order to reduce costs and better position the Company for the future. In connection with the Plan, the Company estimates that it will incur an aggregate of approximately $9.8 million of one-time charges in the second quarter of 2021 comprising of compensation, tax, professional, outplacement and insurance related expenses.

Safe Harbor Statement

This report contains forward-looking statements, including those related to the expected nature, scope, costs, timing and benefits of the organization changes. Statements regarding future events are based on the Company’s current expectations and are necessarily subject to associated risks related to the completion of the organization changes in the manner anticipated by the Company. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, but not limited to, uncertain economic and industry conditions, the Company’s ability and timing to implement the changes described above, the Company’s ability to achieve the anticipated benefits and other risks described in the Company’s filings from time to time with the Securities and Exchange Commission (the “SEC”), including risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Current Report on Form 8-K filed on May 11, 2021 and those set forth from time to time in other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company intends these forward-looking statements to speak only as of the time of this communication and does not undertake to update or revise them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: July 2, 2021	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer